Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
EQUITY GRANT PRACTICES
The Compensation Committee’s practice for timing of equity awards helps to provide assurance that grants are not timed to result in favorable pricing of such awards for executives. Generally, equity awards are granted by the Compensation Committee as a dollar value from which the number of shares awarded is determined based on the prior
20-day
average stock price.
In the event we award stock options, all stock option awards are granted with an exercise price equal to or greater than the closing price of the underlying stock on the effective grant date or, in accordance with the terms of our approved equity plans, the closing price of the underlying stock on the last trading day prior to the effective grant date, if an award is granted on a non-trading
day.
Except for our standard annual award grant date in
January
, or in unusual and compelling circumstances, it is not the practice of the Compensation Committee to grant stock options or similar equity awards to employees or non-employee
directors during periods in which there is material nonpublic information about our Company, including (1) outside a “trading window” established in connection with the public release of earnings information under our Insider Trading Policy or (2) at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form
8-K
that discloses material nonpublic information. The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity awards. Stock options may occasionally be awarded on an off-cycle
basis, including to new hires. The Company has not timed the disclosure of material nonpublic information to affect the value of executive compensation.

Award Timing Predetermined	true
MNPI Disclosure Timed for Compensation Value	false